EXHIBIT 10.21

                               SECOND AMENDMENT TO
                          LOAN RESTRUCTURING AGREEMENT


         THIS SECOND AMENDMENT TO LOAN RESTRUCTURING AGREEMENT (this "Second Amendment") is effective as of January 31, 2000, by and among the MACTARNAHAN LIMITED PARTNERSHIP, an Oregon limited partnership ("Lender"), HARMER MILL & LOGGING SUPPLY CO., an Oregon corporation ("Guarantor") and PORTLAND BREWING COMPANY, an Oregon corporation ("Borrower").

                                    Recitals.
                                    --------

     A. Lender, Guarantor and Borrower are parties to a Loan Restructuring Agreement dated November 18, 1998, as amended by the First Amendment dated November 1998 (the "Loan Agreement"), pursuant to which, among other things, Borrower has executed and delivered to Lender a $2,100,000 promissory note. Terms with initial capitals, if not otherwise defined herein, shall have the meanings given them in the Loan Agreement.

     B. The BNW Credit Line has been paid and has terminated, resulting in the termination of the Guarantee, the Pledge Agreement, the Reimbursement Agreement, and the Guarantor's interest in the Assignment of Interest under Security Agreement, the Security Instruments and the Loan Agreement.

     C. The parties desire to amend the Loan Agreement as provided in this Second Amendment.

                                   Agreement.
                                    ---------

     NOW THEREFORE, in consideration of the premises and of the mutual covenants contained herein, the parties agree:

     1. Amended Note. The Term Note shall be replaced with Borrower's Amended Promissory Note in the form of Exhibit A1, wherein the principal amount of the Amended Promissory Loan will increase to $2,500,000, and the Maturity Date of the Amended Promissory Note will extend to April 1, 2001.

          All references in the Loan Agreement to the Term Note will refer to and be replaced with the Amended Promissory Note.

     2. Borrower's Covenant. Lender and Guarantor consent to the following transactions:

          (a) The Borrower borrowing up to $1,000,000 from Washington Mutual Bank, doing business as Western Bank and secured by Borrower's accounts receivable, chattel paper, inventory and general intangibles.

          (b) The Borrower purchasing certain assets from Saxer Brewing Company in accordance with an Asset Purchase Agreement dated as of January 31, 2000 and granting a security interest to Saxer Brewing Company in the intellectual property purchased from Saxer Brewing Company to secure certain obligations contained in the Asset Purchase Agreement.

          (c) The Borrower selling certain equipment in the amount of $69,000 to affiliates and entering into a leaseback arrangement with respect to the equipment.

          (d) The Borrower purchasing the stock of Harco Products, Inc. in accordance with the terms of a Stock Purchase Agreement dated as of October 31, 1999 among the Borrower as the Buyer and R. Scott MacTarnahan, Andrea J. MacTarnahan, Sara A. Whitworth, and Robert
               M. and Ruth A. MacTarnahan, Trustees of the MacTarnahan Family Trust U/A/D 4/13/94 as the Sellers.

     3. Borrower's Confirmation. The Borrower confirms that Lender has a security interest in the collateral described in UCC-1 Financing Statement No. S82240, filed on December 25, 1995, including all of Borrower's brands.

     4. Guarantor's Acknowledgement. Guarantor acknowledges (a) that the BNW Credit Line has been paid and the Guarantor is released and discharged from all obligations under the Guaranty and Pledge Agreement; (b) that each of the Reimbursement Agreement, and Guarantor's interest in the Assignment of Interest under Security Agreement, Security Instruments and the Loan Agreement has terminated; (c) that all references in the Loan Agreement to the Guarantor, the Guaranty, the Pledge Agreement, the Reimbursement Agreement and Guarantor's interest in the Assignment of Interest under Security Agreement, Security Instruments and the Loan Agreement will be disregarded and will have no further effect;
          (d) that the Guarantor has no further interest or rights under the specified documents; and (e) that neither the Lender nor the Borrower need obtain the Guarantor's consent for any further transactions involving the Loan Agreement.

     5. Amendment. References to the Loan Agreement shall mean the Loan Agreement as the same has been amended by this Second Amendment.

     6. Ratification. Except as amended by this Second Amendment, the Loan Agreement and documents related to the Loan Agreement are ratified and confirmed in all respects.

     IN WITNESS WHEREBY, the parties have executed this Agreement by and through their duly authorized officers as of the date and year first written above.

                               MACTARNAHAN LIMITED PARTNERSHIP
                               an Oregon limited partnership

                               By:  Harmer Mill & Logging Supply Co.,
                                    dba Harmer Company, its general manager

                                    By: /s/ ROBERT M. MACTARNAHAN
                                        --------------------------------------
                                    Name: Robert M. MacTarnahan
                                    Title: President


                               HARMER MILL & LOGGING SUPPLY CO.,
                               an Oregon corporation

                                    By:/s/ ROBERT M. MACTARNAHAN
                                       ---------------------------------------
                                    Name: Robert M. MacTarnahan
                                    Title: President


                               PORTLAND BREWING COMPANY, an Oregon corporation

                                    By: /s/ CHARLES A. ADAMS
                                        --------------------------------------
                                    Name: Charles A. Adams
                                    Title: President and Chief Executive Officer